UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 26, 2018

PRECIPIO, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	001-36439 (Commission File Number)	91-1789357 (I.R.S. Employer Identification No.)

4 Science Park, New Haven, CT 06511

(Address of principal executive offices) (Zip Code)

(203) 787-7888

(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on March 26, 2018, Precipio, Inc. (the “Company”) received a letter from The Nasdaq Stock Market (“Nasdaq”) that the closing bid price for our common stock had been below $1.00 for the previous 30 consecutive business days, and that we were therefore not in compliance with the minimum bid price requirement for continued inclusion on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2). The notice indicated that we would have 180 calendar days, or until September 24, 2018, to regain compliance with this requirement.

On September 25, 2018, Nasdaq notified us that we are eligible for an extension to comply with the minimum $1.00 bid price requirement through March 25, 2019, by which date we must evidence compliance for at least ten consecutive business days. If compliance cannot be demonstrated by March 25, 2019 Nasdaq will provide written notification that our common stock will be delisted. In the event of such a notification, we may appeal Nasdaq’s determination, but there can be no assurance Nasdaq would grant any such request for continued listing.

The Company is presently evaluating various courses of action to regain compliance with the Bid Price Rule. However, there can be no assurance that the Company will be able to regain compliance.

The Company issued a press release on September 26, 2018 stating that it had received the letter from Nasdaq. A copy of the please release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

Statement in this report that are not strictly historical in nature constitute “forward-looking statements.” Such statements include, but are not limited to, the Company’s ability to regain compliance with Nasdaq’s continued listing standards. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from any results expressed or implied by such forward-looking statements. Risk factors that may cause actual results to differ are discussed in the Company’s SEC filings. All forward-looking statements are qualified in their entirety by this cautionary statement. The Company is providing this information as of this date and does not undertake any obligation to update any forward-looking statements contained in this report as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description

99.1	Press Release of Precipio, Inc. issued September 26, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECIPIO, INC.

By:	/s/ Ilan Danieli
Name:	Ilan Danieli
Title:	Chief Executive Officer

Date: September 27, 2018